SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Reported Events: July 23, 1997



                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             ----------------------
                            (State of Incorporation)

             575 Madison Avenue, New York, New York 10022 Suite 1006
             -------------------------------------------------------
                    (Address of principal executive offices)

                                  212-605-0417
                                ----------------
                               (Telephone number)

                 0-12500                                13-3145265
            -------------------                     -------------------
            Commission File No.                     IRS Employer ID No.



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Item 5.  Other Events
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     A. On July 15, 1997, Yuval Ran has resigned as President of the Company.

     B. On July 23, 1997, the Company elected Daniel Avner to the position of President. Mr. Avner presently holds the position of Secretary of the Company and is a member of the Board of Directors. Mr. Avner holds a BA Degree in Accounting and Economics from the University of Tel Aviv and a Masters of Business Administration from Duke University and since 1992 has been the General Manager of E.D.R. GMBH Co., a company which engages in investment, development and management of residential property in Germany.

     C. On July 23, 1997, Avihu Ginzburg, Ph.D., a resident of Israel, was elected a director of the Company. Dr. Ginzburg is currently Emeritus Professor in Geophysics and Planetary Science at Tel Aviv University; Visiting Professor in Exploration/Geophysics, Curtin University Perth, Western Australia; and, Research Fellow Geological Sciences University College, London. From 1992 - 1995 Dr. Ginzburg held the position of Chairman of Geophysics and Planetary Science at Tel Aviv University.

Item 7. Exhibits.
        --------

     None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Isramco, Inc.
                                             (registrant)


   July 23, 1997                             By:  /s/  HAIM TSUFF
   -------------                                  ------------------------------
      (date)                                      Haim Tsuff
                                                  Chairman of the Board


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